SS&C Technologies (NASDAQ:SSNC) Q3 2024 Earnings Results

© SS&C Technologies, Inc. This presentation contains forward-looking statements, as defined by federal and state securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as ''may,'' ''will,'' ''should,'' “hope,'' "expects,'' ''intends,'' ''plans,'' ''anticipates,'' "contemplates," ''believes,'' ''estimates,'' ''predicts,'' ''projects,'' ''potential,'' ''continue,'' and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below. All statements contained in this presentation are made only as of the date of this presentation. In addition, except to the extent required by applicable securities laws, we undertake no obligation to update or revise any forward-looking statements to reflect events, circumstances, or new information after the date of the information or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation. Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. Other factors that could affect actual results, outcomes, levels of activity, performance, developments or achievements can be found under the heading “Risk Factors” in SS&C Technologies Holdings, Inc.’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. SAFE HARBOR STATEMENT

© SS&C Technologies, Inc. Q3 2024 GAAP Revenue growth and Adjusted Revenue growth were 7.3 percent Adjusted Organic Revenue Growth was 6.4 percent, Financial Services Recurring Revenue Growth was 7.2 percent. Q3 2024 we bought back 1.2 million shares for $89.4 million, at an average price of $72.72 per share. SS&C reported GAAP net income attributable to SS&C of $164.4 million, up 5.4 percent and adjusted consolidated EBITDA attributable to SS&C of $566.2 million for Q3 2024, up 6.0 percent. GAAP operating income margin for Q3 2024 was 22.2 percent. Adjusted consolidated EBITDA margin for Q3 2024 was 38.6 percent. SS&C completed its acquisition of Battea-Class Action Services on September 27, 2024 for a purchase price of approximately $670 million. Q3 2024 HIGHLIGHTS

Metric Q3 2024 Q3 2023 $ +/- % +/- Adjusted Revenues ($M) $1,466.8 $1,366.7 $100.1 7.3% Adjusted Operating Income attributable to SS&C ($M) $548.8 $517.4 $31.4 6.1% Adjusted Consolidated EBITDA attributable to SS&C ($M) $566.2 $533.9 $32.3 6.0% Adjusted Consolidated EBITDA margin attributable to SS&C 38.6% 39.1% (50 bps) - Adjusted Diluted Earnings Per Share attributable to SS&C $1.29 $1.17 $0.12 10.3% Operating Cash Flow for the nine months ended September 30, 2024 ($M) $902.0 $826.7 $75.3 9.1% © SS&C Technologies, Inc. Q3 2024 FINANCIAL HIGHLIGHTS Note: See appendix for reconciliation of non-GAAP financial measures

DEBT REVIEW AND CAPITAL ALLOCATION © SS&C Technologies, Inc. SS&C generated net cash from operating activities of $336.6 million for the three months ended September 30, 2024, compared to $242.2 million for the same period in 2023, up 39.0%; Q3 2024 cash flow conversion was 103.0% Debt Net leverage ratio is 2.94x, secured net leverage ratio is 1.74x LTM consolidated EBITDA attributable to SS&C of $2,279.0 million. Shareholder Returns Q3 2024 we bought back 1.2 million shares for $89.4 million, at an average price of $72.72 per share. Paid $62.8 million in common stock dividends for the three months ended September 30, 2024. Acquisitions SS&C completed its acquisition of Battea-Class Action Services on September 27, 2024 for a purchase price of approximately $670 million. 36% directly to shareholders 15% directly to shareholders Mix of Capital Allocation

© SS&C Technologies, Inc. ORGANIC GROWTH CALCULATIONS 2024 Q1 2024 Q2 2024 Q3 2024 Total Adjusted Revenues ($M) 1,435.8 1,452.4 1,466.9 Fx ($M) (5.7) 1.6 (4.7) Acquisitions ($M) (2.9) (4.1) (7.8) Organic Revenues ($M) 1,427.2 1,449.9 1,454.4 Adjustments ($M) 0.2 0.2 0.4 Adjusted Organic Revenues ($M) 1,424.4 1,450.1 1,454.8 Organic Revenue Growth Rate (%) 4.7% 6.4% 6.4%

© SS&C Technologies, Inc. ADJUSTED ORGANIC GROWTH BY BUSINESS Business 2023 Revenue Base Q1 2024 Q2 2024 Q3 2024 Alternatives $1.34 B 5.5% 7.0% 6.1% GIDS and related1 $1.33 B 0.7% 5.1% 4.7% Wealth and Investment Technologies2 $1.37 B 4.4% 6.0% 10.9% Intralinks $495 M 23.0% 16.1% 11.5% Blue Prism $280 M 8.2% 7.3% 5.8% Healthcare $280 M (8.5%) (4.8%) (13.1%) 1Includes Retirement 2Includes Advent, Eze/Financial Markets, I&IM, ALPS Advisors, & other technology Financial Services recurring revenue growth was 7.2% for Q3 2024

Adjusted consolidated EBITDA ($M) and EBITDA margin (%) 38.0% 38.4% 38.9%1 © SS&C Technologies, Inc. ADJUSTED REVENUE AND ADJUSTED CONSOLIDATED EBTIDA Adjusted revenue ($M) Note: See appendix for reconciliation of non-GAAP financial measures 1Midpoint of 2024 guidance

© SS&C Technologies, Inc. Quarterly retention rate is based on a rolling prior twelve months. Acquisitions are not included in retention rate calculation until one year post-acquisition. REVENUE RETENTION RATES Note: Retention rates calculated for financial services businesses

© SS&C Technologies, Inc. ADJUSTED NET INCOME & ADJUSTED DILUTED EPS Adjusted net income attributable to SS&C ($M) Adjusted diluted EPS attributable to SS&C Note: See appendix for reconciliation of non-GAAP financial measures 1Midpoint of 2024 guidance

© SS&C Technologies, Inc. ALTERNATIVE ASSETS UNDER ADMINISTRATION ($B)

GUIDANCE © SS&C Technologies, Inc. Q4 2024 FY 2024 Adjusted Revenues ($M) $1,460.0 – $1,500.0 $5,815.0 – $5,855.0 Organic growth Midpoint (%) 2.4% 4.9% Interest Expense ($M)1 $110.0 – $112.0 $442.0 - $444.0 Adjusted Net Income attributable to SS&C ($M) $329.0 – $345.0 $1,299.0 – $1,315.0 Adjusted Diluted Earnings Per Share attributable to SS&C $1.29 – $1.35 $5.12 – $5.18 Cash from Operating Activities ($M) – $1,330.0 – $1,370.0 Capital Expenditures (% of revenue) – 4.1% – 4.5% Diluted Shares (M) 254.6 – 255.6 253.6 – 253.8 Effective Income Tax Rate (%) 26% 26% SS&C does not provide reconciliations of guidance for Adjusted Revenues and Adjusted Net Income to comparable GAAP measures, in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. SS&C is unable, without unreasonable efforts, to forecast certain items required to develop meaningful comparable GAAP financial measures. These items include acquisition transactions and integration, foreign exchange rate changes, as well as other non-cash and other adjustments as defined under the Company’s Credit agreement, that are difficult to predict in advance in order to include in a GAAP estimate. The unavailable information could have a significant impact on Q4 2024 and FY 2024 GAAP financial results. 1Interest expense is net of deferred financing cost amortization and original issue discount

APPENDIX

2023 ADJUSTED ORGANIC GROWTH BY BUSINESS © SS&C Technologies, Inc. Business 2022 Revenue Base Q1 2023 Q2 2023 Q3 2023 Q4 2023 FY 2023 Alternatives $1.25 B 6.6% 6.1% 8.4% 7.8% 7.2% GIDS and related1 $1.27 B 4.2% 4.1% 4.7% 5.9% 4.7% Wealth and Investment Technologies2 $1.40 B (0.8%) (3.8%) (7.7%) (0.0%) (3.1%) Intralinks $445 M 3.2% 9.2% 11.6% 18.6% 10.7% Blue Prism $200 M 10.9% 11.6% 10.2% 7.6% 9.8% Healthcare $300 M (8.2%) (1.0%) (0.1%) (6.9%) (4.2%) 1Includes Retirement 2Includes Advent, Eze/Financial Markets, I&IM, ALPS Advisors, & other technology

Adjusted revenues represents revenues adjusted to include a) amounts that would have been recognized if deferred revenue were not adjusted to fair value at the date of acquisition and b) amounts that would have been recognized if not for adjustments to deferred revenue and retained earnings related to the adoption of ASC 606. Adjusted revenues is presented because we use this measure to evaluate performance of our business against prior periods and believe it is a useful indicator of the underlying performance of our business. Adjusted revenues is not a recognized term under generally accepted accounting principles (“GAAP”). Adjusted revenues does not represent revenues, as that term is defined under GAAP, and should not be considered as an alternative to revenues as an indicator of our operating performance. Adjusted revenues as presented herein is not necessarily comparable to similarly titled measures presented by other companies. Below is a reconciliation of adjusted revenues to revenues, the GAAP measure we believe to be most directly comparable to adjusted revenues. Reconciliation of revenues to adjusted revenues The following is a breakdown of software-enabled services and license, maintenance and related revenues and adjusted software-enabled services and license, maintenance and related revenues.

Adjusted operating income represents operating income adjusted for amortization of intangible assets, stock-based compensation, purchase accounting adjustments for deferred revenue and related costs, ASC 606 adoption impact and other expenses. Adjusted operating income is presented because we use this measure to evaluate performance of our business and believe it is a useful indicator of our underlying performance. Adjusted operating income is not a recognized term under GAAP. Adjusted operating income does not represent operating income, as that term is defined under GAAP, and should not be considered as an alternative to operating income as an indicator of our operating performance. Adjusted operating income as presented herein is not necessarily comparable to similarly titled measures by other companies. The following is a reconciliation between adjusted operating income and operating income, the GAAP measure we believe to be most directly comparable to adjusted operating income. Reconciliation of operating income to adjusted operating income Purchase accounting adjustments include (a) an adjustment to increase revenues by the amount that would have been recognized if deferred revenue were not adjusted to fair value at the date of acquisition, (b) an adjustment to increase personnel and commissions expense by the amount that would have been recognized if prepaid commissions and deferred personnel costs were not adjusted to fair value at the date of the acquisitions and (c) an adjustment to decrease depreciation expense by the amount that would not have been recognized if property, plant and equipment were not adjusted to fair value at the date of acquisition. Acquisition related includes costs related to both current acquisitions and the resolution of pre-acquisition matters for prior period acquisitions. Other includes additional expenses and income that are permitted to be excluded per the terms of our Credit Agreement from Consolidated EBITDA, a financial measure used in calculating our covenant compliance. On July 15, 2021, we entered into a joint venture named DomaniRx, LLC in which we are the majority interest holder and primary beneficiary. As such, we consolidate DomaniRx, LLC as a variable interest entity. Adjusted operating income attributable to noncontrolling interest represents adjusted operating income based on the ownership interest retained by the respective noncontrolling parties.

EBITDA represents net income before interest expense, income taxes, depreciation and amortization. Consolidated EBITDA, defined under our Credit Agreement entered into in April 2018, as amended, is used in calculating covenant compliance, and is EBITDA adjusted for certain items. Consolidated EBITDA is calculated by subtracting from or adding to EBITDA items of income or expense described below. Adjusted Consolidated EBITDA is calculated by subtracting acquired EBITDA (as defined below) from Consolidated EBITDA. EBITDA, Consolidated EBITDA and Adjusted Consolidated EBITDA are presented because we use these measures to evaluate performance of our business and believe them to be useful indicators of an entity’s debt capacity and its ability to service debt. EBITDA, Consolidated EBITDA and Adjusted Consolidated EBITDA are not recognized terms under GAAP and should not be considered in isolation or as alternatives to operating income, net income or cash flows from operating activities as indicators of our operating performance. These measures are not necessarily comparable to similarly titled measures by other companies. The following is a reconciliation of EBITDA, Consolidated EBITDA and Adjusted Consolidated EBITDA to net income. Reconciliation of net income to EBITDA, consolidated EBITDA and adjusted consolidated EBITDA

Acquired EBITDA reflects the EBITDA impact of significant businesses that were acquired during the period as if the acquisition occurred at the beginning of the period, as well as cost savings enacted in connection with acquisitions. Purchase accounting adjustments include (a) an adjustment to increase revenues by the amount that would have been recognized if deferred revenue were not adjusted to fair value at the date of acquisitions (b) an adjustment to increase personnel and commissions expense by the amount that would have been recognized if prepaid commissions and deferred personnel costs were not adjusted to fair value at the date of the acquisitions and (c) an adjustment to increase or decrease rent expense by the amount that would have been recognized if lease obligations were not adjusted to fair value at the date of acquisitions. Investment gains includes unrealized fair value adjustments of investments and dividend income received on investments. Acquisition related includes costs related to both current acquisitions and the resolution of pre-acquisition matters for prior period acquisitions. Other includes additional expenses and income that are permitted to be excluded per the terms of our Credit Agreement from Consolidated EBITDA, a financial measure used in calculating our covenant compliance. On July 15, 2021, we entered into a joint venture named DomaniRx, LLC in which we are the majority interest holder and primary beneficiary. As such, we consolidate DomaniRx, LLC as a variable interest entity. Adjusted Consolidated EBITDA attributable to noncontrolling interest represents adjusted Consolidated EBITDA based on the ownership interest retained by the respective noncontrolling parties. Reconciliation of net income to EBITDA, consolidated EBITDA and adjusted consolidated EBITDA

Adjusted net income and adjusted diluted earnings per share attributable to SS&C represent net income and earnings per share attributable to SS&C before amortization of intangible assets and deferred financing costs, stock-based compensation, purchase accounting adjustments and other items. We consider adjusted net income and adjusted diluted earnings per share attributable to SS&C to be important to management and investors because they represent our operational performance exclusive of the effects of amortization of intangible assets and deferred financing costs, stock-based compensation, purchase accounting adjustments, loss on extinguishment of debt and other items, that are not operational in nature or comparable to those of our competitors. Adjusted net income and adjusted diluted earnings per share are not recognized terms under GAAP. Adjusted net income and adjusted diluted earnings per share do not represent net income or diluted earnings per share, as those terms are defined under GAAP, and should not be considered as alternatives to net income or diluted earnings per share as indicators of our operating performance. Adjusted net income and adjusted diluted earnings per share attributable to SS&C as presented herein are not necessarily comparable to similarly titled measures presented by other companies. Below is a reconciliation of adjusted net income and adjusted diluted earnings per share attributable to SS&C to net income and diluted earnings per share attributable to SS&C, the GAAP measures we believe to be most directly comparable to adjusted net income and adjusted diluted earnings per share. Reconciliation of net income to adjusted net income attributable to SS&C and diluted earnings per share to adjusted diluted earnings per share attributable to SS&C

Purchase accounting adjustments include (a) an adjustment to increase revenues by the amount that would have been recognized if deferred revenue were not adjusted to fair value at the date of acquisition, (b) an adjustment to increase personnel and commissions expense by the amount that would have been recognized if prepaid commissions and deferred personnel costs were not adjusted to fair value at the date of the acquisitions and (c) an adjustment to decrease depreciation expense by the amount that would not have been recognized if property, plant and equipment were not adjusted to fair value at the date of acquisition. Investment gains includes unrealized fair value adjustments of investments. In prior periods, investment gains also included dividend income received on investments. Prior period amounts have been revised for consistent presentation. Acquisition related includes costs related to both current acquisitions and the resolution of pre-acquisition matters for prior period acquisitions. Other includes additional expenses and income that are permitted to be excluded per the terms of our Credit Agreement from Consolidated EBITDA, a financial measure used in calculating our covenant compliance. An estimated normalized effective tax rate of approximately 26% for the three and nine months ended September 30, 2024 and 2023 has been used to adjust the provision for income taxes for the purpose of computing adjusted net income. In 2021, we entered into a joint venture named DomaniRx, LLC in which we are the majority interest holder and primary beneficiary. As such, we consolidate DomaniRx, LLC as a variable interest entity. Adjusted net income attributable to noncontrolling interest represents adjusted net income based on the ownership interest retained by the respective noncontrolling parties. Reconciliation of net income to adjusted net income and diluted earnings per share to adjusted diluted earnings per share

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